CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form  S-8  (Nos.  333-17149,  333-17163  and  333-17169)  of TELS
Corporation of our report dated April 7, 2000 relating to the financial statements, which appears in this Form 10-K.


                              TANNER + Co.


TANNER + Co.
Salt Lake City, Utah
May 8, 2000